UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2020 (July 7, 2020)

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31910 Del Obispo Street Suite 200 San Juan Capistrano, California	92675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events

On July 7, 2020, Emerald Holding, Inc. (the “Company”) commenced its previously announced offering to its common stockholders of subscription rights (the “rights offering”) to purchase shares of 7% Series A Convertible Participating Preferred Stock pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-239322) (the “registration statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 19, 2020. In connection with the rights offering, the Company is filing herewith the opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is incorporated by reference into the registration statement and which addresses the legality of the securities to be registered thereunder.

No Offer

The rights offering will be made pursuant to the Company’s effective registration statement and the prospectus filed with the SEC on July 7, 2020. The prospectus contains important information about the rights offering and the Company, and holders of subscription rights are urged to read the prospectus carefully before exercising their subscription rights and investing. Copies of the prospectus are available from the SEC’s internet site at http://www.sec.gov or may be obtained by contacting Georgeson LLC, the information agent for the rights offering, at (866) 856-6388. This communication is not a substitute for the registration statement or any other document that may be filed with the SEC in connection with the rights offering. There is no assurance that the rights offering will be consummated.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2020		EMERALD HOLDING, INC.

	By:	/s/ Mitchell Gendel
Mitchell Gendel
General Counsel and Corporate Secretary